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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           -----------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 26, 2002
                                                       ------------------------

                              HANOVER DIRECT, INC.
          -------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                     1-12082
                       ----------------------------------
                            (COMMISSION FILE NUMBER)

                DELAWARE                                   13-0853260
   -----------------------------------            -----------------------------
      (STATE OR OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)

             115 RIVER ROAD
          EDGEWATER, NEW JERSEY                                07020
 ----------------------------------                       --------------
          (ADDRESS OF PRINCIPAL                             (ZIP CODE)
           EXECUTIVE OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 863-7300
                                                          -------------------


-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

         On March 26, 2002, Hanover Direct, Inc. (the "Company") issued a press release announcing that a conference call with management to review the Fiscal 2001 full year operating results and ongoing strategic restructuring activities will be held on Friday, March 29, 2002 at 11 a.m. Eastern Standard Time.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c) Exhibits.

Exhibit 20.1 - Press Release dated March 26, 2002 of the Company.






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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER DIRECT, INC.
                                        ---------------------------------------
                                        (Registrant)

March 26, 2002                           By:     /s/ Edward M. Lambert
                                         --------------------------------------
                                         Name:  Edward M. Lambert
                                         Title:    Executive Vice President and
                                                   Chief Financial Officer